UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2018

BRIGHTSPHERE Investment Group plc

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure.

On its quarterly earnings call held on November 1, 2018, BrightSphere Investment Group plc (the "Company") discussed its expectation to redomicile to the United States in order to streamline its organizational structure.  The redomicile will allow the Company to provide improved clarity to shareholders around governance, legal and regulatory structures.  Implementation of the redomicile will require a shareholder vote and is expected to be completed in the first quarter of 2019.  The Company expects minimal impact to its tax rate, which is expected to remain in the range of 23 to 24 percent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	November 1, 2018	BRIGHTSPHERE INVESTMENT GROUP PLC

		By:	/s/ RICHARD J. HART
		Name:	Richard J. Hart
		Title:	General Counsel and Secretary